UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

Dreyfus Investment Funds
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	09/30
Date of reporting period:	09/30/17

The following N-CSR/A relates only to Dreyfus/The Boston Company Small/Mid Cap Growth Fund, a series of the Registrant with a fiscal year of 9/30.  The Shareholders' reports for the Registrant's series listed below are incorporated by reference to the Form N-CSR, filed with the Securities and Exchange Commission on November 20, 2017 under the submission number 0001635295-17-000054. The Form N-CSR/A does not affect the other series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements.  A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

Dreyfus Diversified Emerging Markets Fund

Dreyfus/Newton International Equity Fund

Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small Cap Growth Fund

Dreyfus/The Boston Company Small Cap Value Fund

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

ANNUAL REPORT September 30, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus/The Boston Company Small/Mid Cap Growth Fund, covering the 12-month period from October 1, 2016 through September 30, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets during the final months of 2016 were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest rate hikes, bonds recovered most or all of their previous losses over the first nine months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the rallies. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
October 16, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from October 1, 2016 through September 30, 2017, as provided by John R. Porter, Todd W. Wakefield, CFA, and Robert C. Zeuthen, CFA, of The Boston Company Asset Management, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended September 30, 2017, Dreyfus/The Boston Company Small/Mid Cap Growth Fund’s Class A shares achieved a total return of 21.95%, Class C shares returned 21.00%, Class I shares returned 22.34%, and Class Y shares returned 22.44%.1 In comparison, the fund’s benchmark, the Russell 2500™ Growth Index (the “Index”), produced a total return of 20.07% for the same period.2

Small- and mid-cap stocks gained considerable ground amid better-than-expected corporate earnings, improving global economic prospects, and the potential for more business-friendly policies from a new U.S. presidential administration. The fund outperformed its benchmark, mainly due to strong stock selections in the information technology, materials, and industrials sectors.

The Fund’s Investment Approach

The fund seeks long-term growth of capital. To pursue its goal, the fund normally invests at least 80% of its net assets in equity securities of small-cap and mid-cap U.S. companies with market capitalizations equal to or less than the total market capitalization of the largest company in the Index. When choosing stocks, we seek to identify high-quality small-cap and mid-cap companies with rapid current or expected earnings or revenue growth.

We employ a growth-oriented investment style in managing the fund’s portfolio, which means we seek to identify those small-cap and mid-cap companies which are experiencing or are expected to experience rapid earnings or revenue growth. We focus on high-quality companies and individual stock selection, instead of trying to predict which industries or sectors will perform best and select stocks by:

• Using fundamental research to identify and follow companies considered to have attractive characteristics; and

• Investing in a company when the research indicates that the company will experience accelerating revenues and expanding operating margins.

The fund’s investment strategy may lead it to emphasize certain industries, such as technology, health care, business services and communications.

Rising Corporate Earnings Drove Markets Higher

While political uncertainties caused U.S. stocks to dip in the weeks before the 2016 presidential election, equity markets were reenergized in November and December when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration.

Small- and mid-cap stocks in 2017 generally continued to build on gains achieved during the final months of 2016. Consecutive quarters of better-than-expected corporate earnings and encouraging global economic developments drove the Index to a series of new highs in February and early March. While concerns about the new U.S. administration’s ability to implement its pro-growth policy proposals slowed the pace of the market’s advance in the spring, most broad measures of stock market performance quickly erased those losses and reached new all-time highs over the summer. However, market leadership shifted from value-oriented stocks to more growth-oriented companies. All three major capitalization ranges produced double-digit returns in this environment, but small- and mid-cap growth stocks generally lagged their large-cap counterparts for the reporting period overall.

DISCUSSION OF FUND PERFORMANCE (continued)

Security Selection Strategy Enhanced Relative Results

The fund’s strong performance compared to the Index was driven in part by successful stock selections in the information technology sector. Internet software and services stocks fared especially well. Analytic software developer New Relic reported robust growth stemming from rising demand for data management services. Cloud-based marketing-and-sales software platform HubSpot launched a new product that was well received by small and midsized businesses. Payments processor Square achieved better-than-expected sales and earnings over three consecutive quarters.

In the materials sector, building materials provider Headwaters gained value after an acquisition offer from a large Australian construction materials firm in an environment of robust demand from residential and commercial builders. Consumer lawn and garden products maker Scotts Miracle-Gro exhibited solid earnings growth and effective cost management. Among industrial companies, aerospace-and-defense company Mercury Systems advanced as geopolitical tensions intensified, and nuclear power components producer BWX Technologies reported revenues and earnings that surpassed analysts’ expectations.

Disappointments during the reporting period were concentrated primarily in the energy sector. While the fund’s stock selection strategy worked relatively well in the sector, overweighted exposure to the struggling industry group weighed on relative performance overall. Most significantly, expectations of lower normalized oil prices hurt results from oil services provider Oil States International, exploration-and-production company Diamondback Energy, and commercial sand producer U.S. Silica Holdings. In the consumer discretionary sector, household products company Newell Brands faced concerns over access to raw materials due to a major hurricane later in the reporting period, and entertainment company IMAX lost value when relatively few movie theaters upgraded their technology. Finally, among health care stocks, Brookdale Senior Living contended with industry data showing increased supply and higher labor costs, as well as hurricane-related disruptions.

A Constructive Investment Posture

Although stocks have rallied strongly, we believe that market fundamentals remain constructive for small- and mid-cap stocks in an environment of strong corporate earnings, muted inflation, and accelerating global economic growth. As of the reporting period’s end, we have maintained overweighted exposure to the information technology sector and, to a lesser extent, the health care sector. In contrast, we have found fewer growth opportunities in the materials, industrials, financials, and consumer discretionary sectors.

October 16, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper Inc. — The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Russell 2500™ Growth Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Russell 2500™ Growth Index (the “Index”)

†  Source: Lipper Inc.

†† The total return figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on 9/30/07 to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher growth earning potential as defined by Russell’s leading style methodology. The Index is constructed to provide a comprehensive and unbiased barometer of the small- to mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small- to mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. These factors can contribute to the Index potentially outperforming the fund. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 9/30/17
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	3/31/09	14.91%	11.76%	7.90%††
without sales charge	3/31/09	21.95%	13.10%	8.55%††
Class C shares
with applicable redemption charge†	3/31/09	20.00%	12.19%	7.74%††
without redemption	3/31/09	21.00%	12.19%	7.74%††
Class I shares	1/1/88	22.34%	13.39%	8.79%
Class Y shares	7/1/13	22.44%	13.48%††	8.83%††
Russell 2500™ Growth Index		20.07%	14.46%	8.72%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class A and Class C shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 3/31/09 (the inception date for Class A and Class C shares), adjusted to reflect the applicable sales load for Class A shares.

The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class I shares for the period prior to 7/1/13 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus/The Boston Company Small/Mid Cap Growth Fund from April 1, 2017 to September 30, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended September 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.51	$9.47	$3.87	$3.61
Ending value (after expenses)	$1,115.00	$1,110.70	$1,116.80	$1,116.90

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended September 30, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.27	$9.05	$3.70	$3.45
Ending value (after expenses)	$1,019.85	$1,016.09	$1,021.41	$1,021.66

† Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.79% for Class C, .73% for Class I and .68% for Class Y, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
September 30, 2017

Description	Shares		Value ($)
Common Stocks - 99.1%
Banks - 2.3%
First Republic Bank	147,505		15,408,372
SVB Financial Group	59,715	[a]	11,172,079
			26,580,451
Capital Goods - 13.8%
Allegion	141,530		12,238,099
Beacon Roofing Supply	391,489	[a]	20,063,811
BMC Stock Holdings	495,711	[a,b]	10,583,430
BWX Technologies	302,224		16,930,588
Curtiss-Wright	91,732		9,589,663
Graco	95,410		11,801,263
Mercury Systems	351,396	[a,b]	18,230,425
Proto Labs	122,007	[a]	9,797,162
Quanta Services	436,164	[a]	16,299,449
Snap-on	47,070		7,013,901
Watsco	45,135		7,269,894
Woodward	79,936		6,203,833
Xylem	270,082		16,915,236
			162,936,754
Commercial & Professional Services - 1.0%
Copart	353,820	[a,b]	12,160,793
Consumer Durables & Apparel - 2.4%
Lululemon Athletica	300,571	[a]	18,710,545
Newell Brands	229,808		9,805,907
			28,516,452
Consumer Services - 6.0%
Bright Horizons Family Solutions	73,502	[a]	6,336,607
Buffalo Wild Wings	69,602	[a,b]	7,356,931
Planet Fitness, Cl. A	1,148,008		30,973,256
Twilio, Cl. A	886,632	[a,b]	26,465,965
			71,132,759
Diversified Financials - 1.0%
CBOE Holdings	114,347		12,307,168
Energy - 1.4%
Diamondback Energy	172,474	[a,b]	16,895,553
Food & Staples Retailing - .5%
Sprouts Farmers Market	334,198	[a]	6,272,896
Food, Beverage & Tobacco - .6%
TreeHouse Foods	107,300	[a,b]	7,267,429
Health Care Equipment & Services - 9.7%
ABIOMED	84,990	[a]	14,329,314
Acadia Healthcare	313,239	[a,b]	14,960,294

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Health Care Equipment & Services - 9.7% (continued)
Align Technology	123,399	[a]	22,985,532
athenahealth	79,616	[a]	9,901,046
Brookdale Senior Living	713,739	[a]	7,565,633
Centene	102,663	[a]	9,934,699
Dentsply Sirona	146,613		8,768,924
DexCom	290,914	[a,b]	14,232,967
Nevro	130,445	[a,b]	11,854,842
			114,533,251
Materials - 4.6%
Carpenter Technology	288,436		13,853,581
Eagle Materials	179,749		19,179,218
Packaging Corporation of America	182,835		20,967,518
			54,000,317
Media - 1.9%
IMAX	568,615	[a,b]	12,879,130
Liberty Media, Cl. C	235,322	[a,b]	8,963,415
			21,842,545
Pharmaceuticals, Biotechnology & Life Sciences - 13.1%
Aerie Pharmaceuticals	149,025	[a,b]	7,242,615
Alkermes	356,743	[a]	18,136,814
Cambrex	163,241	[a,b]	8,978,255
Flexion Therapeutics	396,238	[a,b]	9,581,035
Halozyme Therapeutics	857,510	[a,b]	14,894,949
ICON	121,268	[a]	13,810,000
Jazz Pharmaceuticals	123,608	[a]	18,077,670
Ligand Pharmaceuticals	113,244	[a,b]	15,418,171
Neurocrine Biosciences	341,425	[a,b]	20,922,524
Radius Health	181,679	[a,b]	7,003,726
Sage Therapeutics	103,592	[a,b]	6,453,782
TESARO	105,448	[a,b]	13,613,337
			154,132,878
Real Estate - 1.0%
Digital Realty Trust	96,495	[c]	11,418,253
Retailing - 3.7%
Carvana	393,327	[b]	5,774,040
Core-Mark Holding	141,224	[b]	4,538,939
LKQ	351,229	[a]	12,640,732
Ollie's Bargain Outlet Holdings	201,955	[a,b]	9,370,712
Ulta Beauty	50,649	[a]	11,449,713
			43,774,136
Semiconductors & Semiconductor Equipment - 7.0%
Cavium	219,077	[a]	14,445,937
Impinj	351,549	[a,b]	14,627,954

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.1% (continued)
Semiconductors & Semiconductor Equipment - 7.0% (continued)
Inphi	242,898	[a,b]	9,640,622
Mellanox Technologies	123,899	[a,b]	5,841,838
Power Integrations	411,835		30,146,322
Semtech	214,406	[a]	8,050,945
			82,753,618
Software & Services - 24.3%
2U	191,444	[a,b]	10,728,522
Black Knight Financial Services, Cl. A	330,465	[a,b]	14,226,518
Booz Allen Hamilton Holdings	328,518		12,283,288
CACI International, Cl. A	95,491	[a]	13,306,671
CommVault Systems	341,940	[a]	20,789,952
CoStar Group	72,990	[a]	19,579,568
HubSpot	405,820	[a]	34,109,171
LogMeIn	176,847		19,462,012
New Relic	452,839	[a]	22,551,382
Proofpoint	236,579	[a,b]	20,634,420
Shopify, Cl. A	245,975	[a]	28,653,628
Splunk	239,542	[a,b]	15,912,775
Square, Cl. A	1,232,386	[a]	35,505,041
SS&C Technologies Holdings	485,449		19,490,777
			287,233,725
Technology Hardware & Equipment - 3.4%
FLIR Systems	178,275		6,936,680
Lumentum Holdings	329,850	[a,b]	17,927,348
NETGEAR	203,753	[a,b]	9,698,643
Trimble	149,721	[a]	5,876,549
			40,439,220
Transportation - 1.4%
J.B. Hunt Transport Services	146,488		16,271,887
Total Common Stocks (cost $905,238,637)			1,170,470,085

Other Investment - 1.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $16,523,985)	16,523,985	[d]	16,523,985

Description	Shares		Value ($)
Investment of Cash Collateral for Securities Loaned - 13.3%
Registered Investment Company;
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares (cost $156,633,716)	156,633,716	[d]	156,633,716
Total Investments (cost $1,078,396,338)	113.8%		1,343,627,786
Liabilities, Less Cash and Receivables	(13.8%)		(162,544,790)
Net Assets	100.0%		1,181,082,996

aNon-income producing security.

bSecurity, or portion thereof, on loan. At September 30, 2017, the value of the fund’s securities on loan was $288,648,725 and the value of the collateral held by the fund was $294,551,265, consisting of cash collateral of $156,633,716 and U.S. Government & Agency securities valued at $137,917,549.

cInvestment in real estate investment trust.

dInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	24.3
Money Market Investments	14.7
Capital Goods	13.8
Pharmaceuticals, Biotechnology & Life Sciences	13.1
Health Care Equipment & Services	9.7
Semiconductors & Semiconductor Equipment	7.0
Consumer Services	6.0
Materials	4.6
Retailing	3.7
Technology Hardware & Equipment	3.4
Consumer Durables & Apparel	2.4
Banks	2.3
Media	1.9
Energy	1.4
Transportation	1.4
Diversified Financials	1.0
Commercial & Professional Services	1.0
Real Estate	1.0
Food, Beverage & Tobacco	.6
Food & Staples Retailing	.5
113.8

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 9/30/2016 ($)	Purchases ($)	Sales ($)	Value 9/30/2017 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	61,352,680	–	61,352,680	–	–	–
Dreyfus Institutional Preferred Government Plus Money Market Fund	21,320,462	488,304,556	493,101,033	16,523,985	1.4	106,100
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares	–	796,430,604	639,796,888	156,633,716	13.3	–
Total	82,673,142	1,284,735,160	1,194,250,601	173,157,701	14.7	106,100

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $288,648,725)—Note 1(b):
Unaffiliated issuers	905,238,637	1,170,470,085
Affiliated issuers	173,157,701	173,157,701
Cash		1,380,130
Dividends and securities lending income receivable		483,916
Receivable for shares of Beneficial Interest subscribed		233,657
Prepaid expenses		111,806
		1,345,837,295
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		710,537
Liability for securities on loan—Note 1(b)		156,633,716
Payable for investment securities purchased		6,199,387
Payable for shares of Beneficial Interest redeemed		1,047,442
Accrued expenses		163,217
		164,754,299
Net Assets ($)		1,181,082,996
Composition of Net Assets ($):
Paid-in capital		835,818,661
Accumulated undistributed investment income—net		148,313
Accumulated net realized gain (loss) on investments		79,884,574
Accumulated net unrealized appreciation (depreciation) on investments		265,231,448
Net Assets ($)		1,181,082,996

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	225,373,953	37,725,108	497,603,523	420,380,412
Shares Outstanding	11,343,327	2,100,494	24,323,781	20,455,874
Net Asset Value Per Share ($)	19.87	17.96	20.46	20.55

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended September 30, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	5,853,699
Affiliated issuers	106,100
Income from securities lending—Note 1(b)	2,348,820
Interest	1,252
Total Income	8,309,871
Expenses:
Investment advisory fee—Note 3(a)	6,203,061
Shareholder servicing costs—Note 3(c)	1,329,534
Distribution fees—Note 3(b)	268,892
Registration fees	219,434
Administration fee—Note 3(a)	160,913
Professional fees	85,410
Custodian fees—Note 3(c)	69,490
Trustees’ fees and expenses—Note 3(d)	65,809
Prospectus and shareholders’ reports	53,476
Loan commitment fees—Note 2	24,716
Interest expense—Note 2	286
Miscellaneous	30,841
Total Expenses	8,511,862
Less—reduction in fees due to earnings credits—Note 3(c)	(8,624)
Net Expenses	8,503,238
Investment (Loss)—Net	(193,367)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	84,344,443
Net unrealized appreciation (depreciation) on investments	126,103,544
Net Realized and Unrealized Gain (Loss) on Investments	210,447,987
Net Increase in Net Assets Resulting from Operations	210,254,620

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended September 30,
	2017	2016
Operations ($):
Investment (loss)—net	(193,367)	(2,132,511)
Net realized gain (loss) on investments	84,344,443	27,648,284
Net unrealized appreciation (depreciation) on investments	126,103,544	79,181,821
Net Increase (Decrease) in Net Assets Resulting from Operations	210,254,620	104,697,594
Distributions to Shareholders from ($):
Net realized gain on investments:
Class A	(4,997,899)	(14,162,754)
Class C	(837,455)	(2,369,599)
Class I	(11,207,680)	(32,102,467)
Class Y	(2,582,326)	(6,629,336)
Total Distributions	(19,625,360)	(55,264,156)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	29,521,100	27,869,952
Class C	8,581,799	5,717,983
Class I	118,039,101	90,844,531
Class Y	277,256,945	78,013,436
Distributions reinvested:
Class A	4,713,908	13,597,132
Class C	834,810	2,351,988
Class I	11,079,966	31,581,829
Class Y	2,582,326	6,629,336
Cost of shares redeemed:
Class A	(70,237,478)	(48,373,129)
Class C	(11,517,257)	(10,052,551)
Class I	(229,273,713)	(150,361,398)
Class Y	(37,606,231)	(82,304,295)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	103,975,276	(34,485,186)
Total Increase (Decrease) in Net Assets	294,604,536	14,948,252
Net Assets ($):
Beginning of Period	886,478,460	871,530,208
End of Period	1,181,082,996	886,478,460
Undistributed investment income (loss)—net	148,313	(1,422,440)

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended September 30,
	2017	2016
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,680,997	1,784,531
Shares issued for distributions reinvested	281,595	861,123
Shares redeemed	(4,005,912)	(3,105,350)
Net Increase (Decrease) in Shares Outstanding	(2,043,320)	(459,696)
Class Ca
Shares sold	533,474	399,641
Shares issued for distributions reinvested	54,849	162,206
Shares redeemed	(709,377)	(700,043)
Net Increase (Decrease) in Shares Outstanding	(121,054)	(138,196)
Class Ia
Shares sold	6,473,849	5,699,323
Shares issued for distributions reinvested	644,559	1,953,113
Shares redeemed	(12,739,528)	(9,406,753)
Net Increase (Decrease) in Shares Outstanding	(5,621,120)	(1,754,317)
Class Ya
Shares sold	15,447,057	5,017,728
Shares issued for distributions reinvested	149,613	408,966
Shares redeemed	(2,016,919)	(5,024,552)
Net Increase (Decrease) in Shares Outstanding	13,579,751	402,142

a  During the period ended September 30, 2017, 303 Class A shares representing $5,098 were exchanged for 295 Class I shares, 1,105 Class C shares representing $17,825 were exchanged for 977 Class I shares and 5,834,952 Class I shares representing $103,337,008 were exchanged for 5,808,713 Class Y shares and during the period ended September 30, 2016, 343 Class A shares representing $5,687 were exchanged for 335 Class I shares and 537,037 Class I shares representing $8,775,190 were exchanged for 535,073 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended September 30,
Class A Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	16.66	15.83	17.65	18.76	15.82
Investment Operations:
Investment (loss)—net[a]	(.04)	(.06)	(.07)	(.09)	(.06)
Net realized and unrealized gain (loss) on investments	3.63	1.92	.06	1.08	4.20
Total from Investment Operations	3.59	1.86	(.01)	.99	4.14
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	(1.20)
Net asset value, end of period	19.87	16.66	15.83	17.65	18.76
Total Return (%)[b]	21.95	12.11	(.42)	5.59	28.73
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.04	1.04	1.03	1.04	1.02
Ratio of net expenses to average net assets	1.03	1.04	1.03	1.04	1.02
Ratio of net investment (loss) to average net assets	(.20)	(.41)	(.42)	(.48)	(.34)
Portfolio Turnover Rate	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	225,374	222,978	219,185	225,427	193,470

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class C Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	15.20	14.64	16.58	17.87	15.26
Investment Operations:
Investment (loss)—net[a]	(.16)	(.17)	(.20)	(.22)	(.20)
Net realized and unrealized gain (loss) on investments	3.30	1.76	.07	1.03	4.01
Total from Investment Operations	3.14	1.59	(.13)	.81	3.81
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	(1.20)
Net asset value, end of period	17.96	15.20	14.64	16.58	17.87
Total Return (%)[b]	21.00	11.28	(1.18)	4.72	27.54
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.79	1.83	1.81	1.83	1.92
Ratio of net expenses to average net assets	1.79	1.83	1.81	1.83	1.92
Ratio of net investment (loss) to average net assets	(.97)	(1.19)	(1.21)	(1.26)	(1.29)
Portfolio Turnover Rate	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	37,725	33,779	34,554	31,329	6,991

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended September 30,
Class I Shares	2017	2016	2015	2014	2013
Per Share Data ($):
Net asset value, beginning of period	17.09	16.18	17.96	19.01	15.98
Investment Operations:
Investment income (loss)—net[a]	.02	(.03)	(.03)	(.04)	(.01)
Net realized and unrealized gain (loss) on investments	3.73	1.97	.06	1.09	4.24
Total from Investment Operations	3.75	1.94	.03	1.05	4.23
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	(1.20)
Net asset value, end of period	20.46	17.09	16.18	17.96	19.01
Total Return (%)	22.34	12.36	(.17)	5.85	29.03
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.79	.79	.80	.75
Ratio of net expenses to average net assets	.75	.79	.79	.80	.75
Ratio of net investment income (loss) to average net assets	.10	(.16)	(.19)	(.24)	(.06)
Portfolio Turnover Rate	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	497,604	511,768	512,830	605,932	605,704

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended September 30,
Class Y Shares	2017	2016	2015	2014	2013[a]
Per Share Data ($):
Net asset value, beginning of period	17.15	16.21	17.97	19.01	17.16
Investment Operations:
Investment income (loss)—net[b]	.01	(.00)[c]	(.01)	(.03)	(.01)
Net realized and unrealized gain (loss) on investments	3.77	1.97	.06	1.09	1.86
Total from Investment Operations	3.78	1.97	.05	1.06	1.85
Distributions:
Dividends from net realized gain on investments	(.38)	(1.03)	(1.81)	(2.10)	-
Net asset value, end of period	20.55	17.15	16.21	17.97	19.01
Total Return (%)	22.44	12.53	(.05)	5.90	10.78[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.68	.68	.68	.72	.72[e]
Ratio of net expenses to average net assets	.68	.68	.68	.72	.72[e]
Ratio of net investment income (loss)to average net assets	.05	(.03)	(.07)	(.15)	(.26)[e]
Portfolio Turnover Rate	67.52	120.54	144.39	139.37	124.25
Net Assets, end of period ($ x 1,000)	420,380	117,953	104,961	100,902	1

a From July 1, 2013, (commencement of initial offering) to September 30, 2013.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “fund”) is a separate non-diversified series of Dreyfus Investment Funds (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering seven series, including the fund. The fund’s investment objective is to seek long-term growth of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. The Boston Company Asset Management, LLC (“TBCAM”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Trust’s Board of Trustees (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of September 30, 2017 in valuing the fund’s investments:

	Level 1 – Unadjusted Quoted Prices	Level 2 –Other Significant Observable Inputs	Level 3 –Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities - Domestic Common Stocks†	1,096,416,783	–	–	1,096,416,783
Equity Securities - Foreign Common Stocks†	74,053,302	–	–	74,053,302
Registered Investment Companies	173,157,701	–	–	173,157,701

† See Statement of Investments for additional detailed categorizations.

At September 30, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended September 30, 2017, The Bank of New York Mellon earned $431,782 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended September 30, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended September 30, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended September 30, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At September 30, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $8,297,806, undistributed capital gains $72,593,053 and unrealized appreciation $264,373,476.

The tax character of distributions paid to shareholders during the fiscal periods ended September 30, 2017 and September 30, 2016 were as follows: long-term capital gains $19,625,360 and $55,264,156, respectively.

During the period ended September 30, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for net

NOTES TO FINANCIAL STATEMENTS (continued)

operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $1,764,120 and decreased accumulated net realized gain (loss) on investment by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $810 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 5, 2016, the unsecured credit facility with Citibank, N.A. was $555 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended September 30, 2017 was approximately $17,500 with a related weighted average annualized interest rate of 1.63%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .60% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and TBCAM, TBCAM serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays TBCAM a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with Dreyfus, whereby Dreyfus performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate Dreyfus for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .06% of the first $500 million, .04% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to Dreyfus for this service, Dreyfus has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both Dreyfus’ costs in providing these services and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services. The fund also reimburses Dreyfus for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $160,913 during the period ended September 30, 2017.

During the period ended September 30, 2017, the Distributor retained $10,593 from commissions earned on sales of the fund’s Class A shares and $2,987 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended September 30, 2017, Class C shares were charged $268,892 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of

NOTES TO FINANCIAL STATEMENTS (continued)

shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended September 30, 2017, Class A and Class C shares were charged $542,543 and $89,631, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended September 30, 2017, the fund was charged $85,089 for transfer agency services and $7,259 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $7,259.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended September 30, 2017, the fund was charged $69,490 pursuant to the custody agreement. These fees were partially offset by earnings credit of $1,365.

During the period ended September 30, 2017, the fund was charged $11,281 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $571,420, administration fees $13,410, Distribution Plan fees $23,081,

Shareholder Services Plan fees $53,267, custodian fees $23,786, Chief Compliance Officer fees $5,604 and transfer agency fees $19,969.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2017, amounted to $783,211,932 and $687,603,812, respectively.

At September 30, 2017, the cost of investments for federal income tax purposes was $1,079,254,310; accordingly, accumulated net unrealized appreciation on investments was $264,373,476, consisting of $292,583,329 gross unrealized appreciation and $28,209,853 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

The Board has approved, an Agreement and Plan of Reorganization between the fund and Dreyfus Mid-Cap Growth Fund (the “Acquired Fund”), providing for the Acquired Fund to merge into the fund as part of a tax-free reorganization. The merger was approved by Acquired Fund’s shareholders on November 16, 2017. The merger is anticipated to occur on or about January 19, 2018. On that date, the Acquired Fund will transfer all of its assets at net asset value, subject to its liabilities, for an equivalent value of such shares of the fund. Such shares will be distributed pro rata to shareholders of the Acquired Fund so that each shareholder will receive a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund shares.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of
Dreyfus Investment Funds

We have audited the accompanying statement of assets and liabilities of Dreyfus/The Boston Company Small/Mid Cap Growth Fund (the “Fund”), a series of Dreyfus Investment Funds, including the statements of investments and investments in affiliated issuers, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus/The Boston Company Small/Mid Cap Growth Fund as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5 to the financial statements, the Fund’s Board of Trustees has approved an agreement and plan of reorganization between the Fund and the Dreyfus Mid-Cap Growth Fund. Our opinion is not modified with respect to this matter.

New York, New York
November 22, 2017

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable but not less than $.3764 per share as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (73)

Chairman of the Board (2008)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 127

———————

Francine J. Bovich (66)

Board Member (2011)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 75

———————

Kenneth A. Himmel (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

Stephen J. Lockwood (70)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (67)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 61

———————

Benaree Pratt Wiley (71)

Board Member (2008)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 82

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 61 investment companies (comprised of 127 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2008.

Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2008.

Senior Managing Counsel of BNY Mellon, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 62 investment companies (comprised of 152 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2008.

Director – Mutual Fund Accounting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2008.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2008.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2008.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2008.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 62 investment companies (comprised of 152 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2008.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (62 investment companies, comprised of 152 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 147 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

Dreyfus/The Boston Company Small/Mid Cap Growth Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

The Boston Company Asset
Management LLC
BNY Mellon Center
One Boston Place
Boston, MA 02108

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DBMAX Class C: DBMCX Class I: SDSCX Class Y: DBMYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6921AR0917A

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $167,500 in 2016 and $191,930 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $30,400 in 2016 and $31,300 in 2017. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $16,800 in 2016 and $17,400 in 2017. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,014,000 in 2016 and $20,323,000 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Investment Funds

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    February 8, 2018

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    February 8, 2018

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)